SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 21, 1997


                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


            Florida                   333-15411               59-3239115
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574







ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         On February 6, 1997, the Company commenced an offering (the "Offering") of up to 27,500,000 shares of common stock (the "Shares"). As of June 12, 1997, the Company had received subscription proceeds of $62,986,327 (6,298,633 Shares) including $269,438 (26,944 Shares) issued pursuant to the Reinvestment Plan, from 3,012 stockholders in connection with the Offering. The proceeds of the Offering will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between May 8, 1997 and June 12, 1997, the Company acquired 27 Properties consisting of land and building, with the proceeds of the Offering. These Properties are two Golden Corral Properties (one in each of Corpus Christi, Texas, and Jacksonville, Florida), one IHOP Property (in Leesburg, Virginia), one Popeyes Property (in Starke, Florida), two Jack in the Box Properties (one in each of Fresno, California, and Corinth, Texas), one Ruth's Chris Steak House Property (in Tampa, Florida), two Charley's Place Properties (one in each of King of Prussia, Pennsylvania, and McLean, Virginia), 15 Darryl's Properties (one in each of Evansville, Indiana; Louisville, Kentucky; Hampton, Virginia; Winston-Salem, North Carolina; Huntsville, Mobile and Montgomery, Alabama; Knoxville and Nashville, Tennessee; Orlando and Pensacola, Florida; and two in each of Raleigh, North Carolina, and Richmond, Virginia) and three Houlihan's Properties (one in each of Bethel Park, Langhorne and Plymouth Meeting, Pennsylvania).

         In connection with the purchase of these 27 Properties, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed or renovated, the Company has entered into development and indemnification and put agreements with the lessees.

         The following table sets forth the location of the 27 Properties, consisting of land and building, acquired by the Company from May 8, 1997 through June 12, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                      -1-






                                            PROPERTY ACQUISITIONS
                                   From May 8, 1997 through June 12, 1997
                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

GOLDEN CORRAL (7)                  $558,820      05/21/97  05/2012; four     10.75% of Total  for each lease   during the
(the "Corpus Christi Property")    (excluding              five-year         Cost (4)         year, 5% of the  first
Restaurant to be constructed       closing and             renewal options                    amount by which  through
                                   development                                                annual gross     seventh
The Corpus Christi Property is     costs) (3)                                                 sales exceed     lease years
located on the southwest corner                                                               $2,708,230 (5)   and the
of South Padre Island Drive and                                                                                tenth
Silverberry Drive, in Corpus                                                                                   through
Christi, Nueces County, Texas, in                                                                              fifteenth
an area of mixed retail,                                                                                       lease years
commercial, and residential                                                                                    only
development.  Other fast-food and
family-style restaurants located
in proximity to the Corpus
Christi Property include a Dairy
Queen, a Popeyes Famous Fried
Chicken, a Church's Fried
Chicken, and several local
restaurants.

IHOP                               $1,181,818    05/21/97  05/2017; three    $119,659;        for each lease   during the
(the "Leesburg Property")                                  five-year         increases by     year, (i) 4% of  eleventh
Existing restaurant                                        renewal options   10% after the    annual gross     lease year
                                                                             fifth lease      sales minus      and at the
The Leesburg Property is located                                             year and after   (ii) the         end of the
at the northwest quadrant of the                                             every five       minimum annual   initial
intersection of Highway 15 Bypass                                            years            rent for such    lease term
and Edwards Ferry Road, in                                                   thereafter       lease year
Leesburg, Loudon County,                                                     during the
Virginia, in an area of mixed                                                lease term
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Leesburg Property include
a Ponderosa Steak House, a Burger
King, a Taco Bell, a McDonald's,
an Applebee's, a Ruby Tuesday,
and a Domino's Pizza.




                                                     -2-







                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

POPEYES                            $199,354      05/22/97  05/2017; two      11.50% of Total  for each lease   at any time
(the "Starke Property")            (excluding              five year         Cost (4);        year, (i) 6% of  after the
Restaurant to be constructed       development             renewal options   increases by     annual gross     seventh
                                   costs) (3)                                10% after the    sales minus      lease year
The Starke Property is located on                                            fifth lease      (ii) the
the east side of U.S. Highway                                                year and after   minimum annual
301, just south of Alligator                                                 every five       rent for such
Creek, in Starke, Bradford                                                   years            lease year
County, Florida, in an area of                                               thereafter
mixed retail, commercial, and                                                during the
residential development.  Other                                              lease term
fast-food and family-style
restaurants located in proximity
to the Starke Property include a
Shoney's, a Taco Bell, a
McDonald's, a Captain D's, a KFC,
a Western Steer, a Checkers, a
Burger King, a Wendy's, and a
local restaurant.

JACK IN THE BOX (8)                $839,981      05/30/97  05/2015; four     $86,098 (6);     for each lease   at any time
(the "Fresno Property")            (3)(6)                  five-year         increases by 8%  year, (i) 5% of  after the
Restaurant to be constructed                               renewal options   after the fifth  annual gross     seventh
                                                                             lease year and   sales minus      lease year
The Fresno Property is located                                               after every      (ii) the
within the northwest corner of                                               five years       minimum annual
the intersection of Golden State                                             thereafter       rent for such
Boulevard and Ashlon Avenue, in                                              during the       lease year (5)
Fresno, Fresno County,                                                       lease term
California, in an area of mixed
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Fresno Property include a
Dairy Queen and several local
restaurants.




                                                     -3-







                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

JACK IN THE BOX (8)                $955,333      06/05/97  06/2015; four     $97,922 (6);     for each lease   at any time
(the "Corinth Property")           (3)(6)                  five-year         increases by 8%  year, (i) 5% of  after the
Restaurant to be constructed                               renewal options   after the fifth  annual gross     seventh
                                                                             lease year and   sales minus      lease year
The Corinth Property is located                                              after every      (ii) the
on the northwest corner of                                                   five years       minimum annual
Interstate Highway 35 and FM                                                 thereafter       rent for such
2181, in Corinth, Denton County,                                             during the       lease year (5)
Texas, in an area of mixed                                                   lease term
retail, commercial, and
residential development.

RUTH'S CHRIS STEAK HOUSE           $2,000,000    06/05/97  08/2011; two      $175,000;        for each lease   None
(the "Tampa Property")             (excluding              five-year         increases by     year, 6% of
Existing restaurant                closing                 renewal options   $25,000 after    annual gross
                                   costs)                                    the fifth lease  sales in excess
The Tampa Property is located at                                             year and after   of $3,400,000,
the southwest corner of Union                                                every five       but less than
Street and North West Shore                                                  years            $4,000,000,
Boulevard in Tampa, Hillsborough                                             thereafter       plus 8% of
County, Florida, in an area of                                               during the       annual gross
mixed retail, commercial, and                                                lease term       sales in excess
residential development.  Other                                                               of $4,000,000
fast-food and family-style
restaurants located in proximity
to the Tampa Property include a
Steak and Ale and a local
restaurant.

GOLDEN CORRAL (7)                  $527,801      06/06/97  06/2012; four     10.75% of Total  for each lease   during the
(the "Jacksonville Property")      (excluding              five-year         Cost (4)         year, 5% of the  first
Restaurant to be constructed       closing and             renewal options                    amount by which  through
                                   development                                                annual gross     seventh
The Jacksonville Property is       costs) (3)                                                 sales exceed     lease years
located at the northwest quadrant                                                             $2,920,205 (5)   and the
of the intersection of Southside                                                                               tenth
Boulevard and Touchton Road, in                                                                                through
Jacksonville, Duval County,                                                                                    fifteenth
Florida, in an area of mixed                                                                                   lease years
retail, commercial, and                                                                                        only
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Jacksonville Property
include a Burger King.



                                                     -4-







                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

CHARLEY'S PLACE (9)                $1,435,865    06/11/97  06/2017; two      $150,766;        for each lease   None
(the "King of Prussia Property")                           five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The King of Prussia Property is                                              year and after   (ii) the
located on the northwest corner                                              every five       minimum annual
of the intersection of North                                                 years            rent for such
Gulph Road and Goddard Boulevard                                             thereafter       lease year
in King of Prussia, Upper Merion                                             during the
Township, Montgomery County,                                                 lease term
Pennsylvania, in an area of mixed
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the King of Prussia Property
include a Bennigan's, a Denny's,
a Chili's, a Pizzeria Uno, a TGI
Friday's, a Houlihan's, a
McDonald's, a Burger King, a Lone
Star Steakhouse & Saloon, and
several local restaurants.

CHARLEY'S PLACE (9)                $1,549,822    06/11/97  06/2017; two      $162,731;        for each lease   None
(the "McLean Property")                                    five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The McLean Property is located                                               year and after   (ii) the
within the intersection of Dolly                                             every five       minimum annual
Madison Boulevard and Old                                                    years            rent for such
Dominion Drive, in McLean,                                                   thereafter       lease year
Fairfax County, Virginia, in an                                              during the
area of mixed retail, commercial,                                            lease term
and residential development.
Other fast-food and family-style
restaurants located in proximity
to the McLean Property include a
Roy Rogers, a McDonald's, a Pizza
Hut, and several local
restaurants.




                                                     -5-









                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,458,656    06/11/97  06/2017; two      $153,159;        for each lease   None
(the "Evansville Property")                                five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Evansville Property is                                                   year and after   (ii) the
located on the east side of Green                                            every five       minimum annual
River Road, within the Eastland                                              years            rent for such
Place shopping center, in                                                    thereafter       lease year
Evansville, Vanderburg County,                                               during the
Indiana, in an area of mixed                                                 lease term
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Evansville Property
include a Denny's, a Chili's, a
Grandy's, a Chi Chi's, a
Fazoli's, a Lone Star Steakhouse
& Saloon, an Olive Garden, a
Morrison's Cafeteria, and several
local restaurants.

DARRYL'S (9)                       $1,203,391    06/11/97  06/2017; two      $126,356;        for each lease   None
(the "Hampton Property")                                   five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Hampton Property is located                                              year and after   (ii) the
on the east side of Coliseum                                                 every five       minimum annual
Drive, north of Mercury                                                      years            rent for such
Boulevard, in Hampton, York                                                  thereafter       lease year
County, Virginia, in an area of                                              during the
mixed retail, commercial, and                                                lease term
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Hampton Property include a
Boston Market, a Bennigan's, a
Steak and Ale, a Piccadilly
Cafeteria, an Applebee's, a
Burger King, a Pizza Hut, a KFC,
a Chili's, a McDonald's, a Golden
Corral, a Chi Chi's, a Waffle
House, a Schlotzsky's, a Red
Lobster, a Rally's, an Olive
Garden, a Denny's, and several
local restaurants.




                                                     -6-








                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,367,490    06/11/97  06/2017; two      $143,586;        for each lease   None
(the "Huntsville Property")                                five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Huntsville Property is                                                   year and after   (ii) the
located on the south side of                                                 every five       minimum annual
University Drive Northwest, east                                             years            rent for such
of Route 53, in Huntsville,                                                  thereafter       lease year
Madison County, Alabama, in an                                               during the
area of mixed retail, commercial,                                            lease term
and residential development.
Other fast-food and family-style
restaurants located in proximity
to the Huntsville Property
include a Quincy's, a Steak and
Ale, an Olive Garden, a
McDonald's, a Wendy's, an Arby's,
and several local restaurants.

DARRYL'S (9)                       $1,231,653    06/11/97  06/2017; two      $129,324;        for each lease   None
(the "Knoxville Property")                                 five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Knoxville Property is located                                            year and after   (ii) the
on the northeast side of                                                     every five       minimum annual
Merchants Center Boulevard, north                                            years            rent for such
of Merchants Drive, in Knoxville,                                            thereafter       lease year
Knox County, Tennessee, in an                                                during the
area of mixed retail, commercial,                                            lease term
and residential development.
Other fast-food and family-style
restaurants located in proximity
to the Knoxville Property include
a Red Lobster, a Bob Evans, a
McDonald's, a Burger King, two
Waffle Houses, a Captain D's, a
Subway Sandwich Shop, a Cracker
Barrel, a Denny's, a Sonic Drive-
In, an Applebee's, a Ryan's
Family Steak House, and several
local restaurants.




                                                     -7-









                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,481,448    06/11/97  06/2017; two      $155,552;        for each lease   None
(the "Louisville Property")                                five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Louisville Property is                                                   year and after   (ii) the
located on the west side of                                                  every five       minimum annual
Bardstown Road and the southeast                                             years            rent for such
side of Gardiner Lane, in                                                    thereafter       lease year
Louisville, Jefferson County,                                                during the
Kentucky, in an area of mixed                                                lease term
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Louisville Property
include a Boston Market and a
Steak N Shake.

DARRYL'S (9)                       $1,426,748    06/11/97  06/2017; two      $149,809;        for each lease   None
(the "Mobile Property")                                    five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Mobile Property is located on                                            year and after   (ii) the
the south side of South Beltline                                             every five       minimum annual
Highway, west of Airport                                                     years            rent for such
Boulevard, in Mobile, Mobile                                                 thereafter       lease year
County, Alabama, in an area of                                               during the
mixed retail, commercial, and                                                lease term
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Mobile Property include a
Denny's, a Chili's, an Olive
Garden, an Outback Steakhouse,
and several local restaurants.




                                                     -8-








                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,230,741    06/11/97  06/2017; two      $129,228;        for each lease   None
(the "Montgomery Property")                                five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Montgomery Property is                                                   year and after   (ii) the
located on the east side of                                                  every five       minimum annual
Eastern Boulevard, north of                                                  years            rent for such
Vaughn Road, in Montgomery,                                                  thereafter       lease year
Montgomery County, Alabama, in an                                            during the
area of mixed retail, commercial,                                            lease term
and residential development.
Other fast-food and family-style
restaurants located in proximity
to the Montgomery Property
include an Olive Garden, a Kenny
Rogers Roasters, a Wendy's, and
several local restaurants.

DARRYL'S (9)                       $1,185,158    06/11/97  06/2017; two      $124,442;        for each lease   None
(the "Nashville Property")                                 five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Nashville Property is located                                            year and after   (ii) the
on the west side of Sidco Drive,                                             every five       minimum annual
in Nashville, Davidson County,                                               years            rent for such
Tennessee, in an area of mixed                                               thereafter       lease year
retail, commercial, and                                                      during the
residential development.  Other                                              lease term
fast-food and family-style
restaurants located in proximity
to the Nashville Property include
a Cracker Barrel, a Waffle House,
and several local restaurants.




                                                     -9-








                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $2,142,401    06/11/97  06/2017; two      $224,952;        for each lease   None
(the "Orlando Property")                                   five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Orlando Property is located                                              year and after   (ii) the
at the southwest quadrant of the                                             every five       minimum annual
intersection of International                                                years            rent for such
Drive and Jamaican Court, in                                                 thereafter       lease year
Orlando, Orange County, Florida,                                             during the
in an area of mixed retail,                                                  lease term
commercial, and residential
development.  Other fast-food and
family-style restaurants located
in proximity to the Orlando
Property include a Pizzeria Uno,
a Golden Corral, a McDonald's, a
Perkins, a Denny's, and several
local restaurants.

DARRYL'S (9)                       $1,057,526    06/11/97  06/2017; two      $111,040;        for each lease   None
(the "Pensacola Property")                                 five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Pensacola Property is located                                            year and after   (ii) the
on the north side of Plantation                                              every five       minimum annual
Road, west of Davis Highway, in                                              years            rent for such
Pensacola, Escambia County,                                                  thereafter       lease year
Florida, in an area of mixed                                                 during the
retail, commercial, and                                                      lease term
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Pensacola Property include
a Bennigan's, a Denny's, a
Shoney's, a Steak and Ale, a
Perkins, and a local restaurant.




                                                    -10-










                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,276,324    06/11/97  06/2017; two      $134,014;        for each lease   None
(the "Raleigh #1 Property")                                five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Raleigh #1 Property is                                                   year and after   (ii) the
located on the west side of Old                                              every five       minimum annual
Wake Forest Road and the north                                               years            rent for such
side of Ollie Street, in Raleigh,                                            thereafter       lease year
Wake County, North Carolina, in                                              during the
an area of mixed retail,                                                     lease term
commercial, and residential
development.  Other fast-food and
family-style restaurants located
in proximity to the Raleigh #1
Property include a Pizza Hut, a
Boston Market, a Cooker Bar &
Grille, a Red Lobster, a Lone
Star Steakhouse & Saloon, a TGI
Friday's, and a local restaurant.

DARRYL'S (9)                       $1,754,946    06/11/97  06/2017; two      $184,269;        for each lease   None
(the "Raleigh #2 Property")                                five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Raleigh #2 Property is                                                   year and after   (ii) the
located on the north side of                                                 every five       minimum annual
Glenwood Avenue and the west side                                            years            rent for such
of Deblyn Avenue, in Raleigh,                                                thereafter       lease year
Wake County, North Carolina, in                                              during the
an area of mixed retail,                                                     lease term
commercial, and residential
development.  Other fast-food and
family-style restaurants located
in proximity to the Raleigh #2
Property include a Miami Subs, a
Boston Market, a Golden Corral, a
Chili's, a Taco Bell, and several
local restaurants.



                                                    -11-








                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,321,907    06/11/97  06/2017; two      $138,800;        for each lease   None
(the "Richmond #1 Property")                               five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Richmond #1 Property is                                                  year and after   (ii) the
located on the north side of                                                 every five       minimum annual
Midlothian Turnpike, east of                                                 years            rent for such
Fairwood Drive and west                                                      thereafter       lease year
Providence Road, in Richmond,                                                during the
Chesterfield County, Virginia, in                                            lease term
an area of mixed retail,
commercial, and residential
development.  Other fast-food and
family-style restaurants located
in proximity to the Richmond #1
Property include a Fuddrucker's,
a Morrison's Cafeteria, a Golden
Corral, a Bob Evans, a Chili's, a
Friendly's, a Steak and Ale, a
Red Lobster, and several local
restaurants.

DARRYL'S (9)                       $911,660      06/11/97  06/2017; two      $95,724;         for each lease   None
(the "Richmond #2 Property")                               five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Richmond #2 Property is                                                  year and after   (ii) the
located on the southwest quadrant                                            every five       minimum annual
of Starling Drive and Quioccasin                                             years            rent for such
Road, in Richmond, Henrico                                                   thereafter       lease year
County, Virginia, in an area of                                              during the
mixed retail, commercial, and                                                lease term
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Richmond #2 Property
include an Arby's, a Boston
Market, an Applebee's, a
Hardee's, a McDonald's, a Subway
Sandwich Shop, a KFC, a Pizza
Hut, and several local
restaurants.




                                                    -12-










                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

DARRYL'S (9)                       $1,185,158    06/11/97  06/2017; two      $124,442;        for each lease   None
(the "Winston-Salem Property")                             five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Winston-Salem Property is                                                year and after   (ii) the
located on the north side of                                                 every five       minimum annual
Brownsboro Road and the east side                                            years            rent for such
of University Parkway, in                                                    thereafter       lease year
Winston-Salem, Forsyth County,                                               during the
North Carolina, in an area of                                                lease term
mixed retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Winston-Salem Property
include a Golden Corral, a
Bennigan's, an IHOP, and several
local restaurants.

HOULIHAN'S (9)                     $1,367,490    06/11/97  06/2017; two      $143,586;        for each lease   None
(the "Bethel Park Property")                               five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Bethel Park Property is                                                  year and after   (ii) the
located at the northeast corner                                              every five       minimum annual
of the intersection of Washington                                            years            rent for such
Road and Fort Couch Road, in                                                 thereafter       lease year
Bethel Park, Allegheny County,                                               during the
Pennsylvania, in an area of mixed                                            lease term
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Bethel Park Property
include a TGI Friday's, an Olive
Garden, a Burger King, an
Einstein Bros. Bagels, and a
Boston Market.




                                                    -13-






                                                            Lease Expira-
                                     Purchase      Date        tion and          Minimum                          Option
Property Location and Competition    Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent  To Purchase
---------------------------------  -----------   --------  ---------------   ---------------  ---------------  -----------

HOULIHAN'S (9)                     $1,390,282    06/11/97  06/2017; two      $145,980;        for each lease   None
(the "Langhorne Property")                                 five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Langhorne Property is located                                            year and after   (ii) the
on the north side of Old Lincoln                                             every five       minimum annual
Highway, in Langhorne, Middletown                                            years            rent for such
Township, Burks County,                                                      thereafter       lease year
Pennsylvania, in an area of mixed                                            during the
retail, commercial, and                                                      lease term
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Langhorne Property include
a Red Lobster, an Olive Garden, a
Burger King, a Boston Market, a
Pizzeria Uno, a Taco Bell, a Chi
Chi's, a Macaroni Grill, and
several local restaurants.

HOULIHAN'S (9)                     $1,982,861    06/11/97  06/2017; two      $208,200;        for each lease   None
(the "Plymouth Meeting Property")                          five-year         increases by     year (i) 4.50%
Existing restaurant                                        renewal options   10% after the    of annual gross
                                                                             fifth lease      sales minus
The Plymouth Meeting Property is                                             year and after   (ii) the
located at the northwest quadrant                                            every five       minimum annual
of the intersection of West                                                  years            rent for such
Germantown Pike and Hickory Road,                                            thereafter       lease year
in Plymouth Meeting, Montgomery                                              during the
County, Pennsylvania, in an area                                             lease term
of mixed retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in proximity
to the Plymouth Meeting Property
include a Friendly's, and several
local restaurants.




                                                    -14-









FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property                 Federal Tax Basis                     Property                 Federal Tax Basis
      --------                 -----------------                     --------                 -----------------

      Corpus Christi Property         $  984,000                     Mobile Property                 $1,005,000
      Leesburg Property                  579,000                     Montgomery Property                949,000
      Starke Property                    405,000                     Nashville Property                 734,000
      Fresno Property                    601,000                     Orlando Property                   770,000
      Corinth Property                   615,000                     Pensacola Property                 723,000
      Tampa Property                   1,056,000                     Raleigh #1 Property                503,000
      Jacksonville Property            1,124,000                     Raleigh #2 Property                717,000
      King of Prussia Property           547,000                     Richmond #1 Property               773,000
      McLean Property                    687,000                     Richmond #2 Property               648,000
      Evansville Property                971,000                     Winston-Salem Property             810,000
      Hampton Property                   536,000                     Bethel Park Property               593,000
      Huntsville Property                661,000                     Langhorne Property                 646,000
      Knoxville Property                 706,000                     Plymouth Meeting Property          905,000
      Louisville Property                912,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Corpus Christi and Jacksonville Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease,
      (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. For the Starke Property, minimum annual rent will become due and payable on the earlier of (i) 120 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Corpus Christi and Jacksonville Properties, as described above, interim rent equal to 10% per annum of the amount funded by the Company in connection with the purchase and construction of the Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Starke Property, as described above, the tenant shall pay monthly "interim rent" equal to 11.50% per annum of the amount funded by the Company in connection with the purchase and construction of the Property.


                                     -15-










(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                                            Estimated Final
      Property                   Estimated Maximum Cost     Completion Date
      --------                   ----------------------     ---------------

      Corpus Christi Property          $1,577,372           November 17, 1997
      Starke Property                     599,800           September 19, 1997
      Fresno Property                     839,981           November 26, 1997
      Corinth Property                    955,333           December 2, 1997
      Jacksonville Property             1,696,394           December 3, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company paid for all construction or renovation costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) The lessee of the Corpus Christi and Jacksonville Properties is the same unaffiliated lessee.

(8) The lessee of the Fresno and Corinth Properties is the same unaffiliated lessee.

(9) The lessee of the King of Prussia, McLean, Evansville, Hampton, Huntsville, Knoxville, Louisville, Mobile, Montgomery, Nashville, Orlando, Pensacola, Raleigh #1, Raleigh #2, Richmond #1, Richmond #2, Winston-Salem, Bethel Park, Langhorne and Plymouth Meeting Properties is the same unaffiliated lessee.



                                     -16-









    PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                      CNL AMERICAN PROPERTIES FUND, INC.
     GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM MAY 8, 1997
                             THROUGH JUNE 12, 1997
                       FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from May 8, 1997 through June 12, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

                                    Golden Corral              IHOP          Popeyes        Jack in the Box
                               Corpus Christi, TX (5)(6)   Leesburg, VA   Starke, FL (5)   Fresno, CA (5)(7)
                               -------------------------   ------------   --------------   -----------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $158,817               $119,659      $ 66,324           $ 86,098

Asset Management Fees (2)                (8,870)                (7,068)       (3,434)            (5,034)

General and Administrative
  Expenses (3)                           (9,847)                (7,419)       (4,112)            (5,338)
                                       --------               --------      --------           --------

Estimated Cash Available from
  Operations                            140,100                105,172        58,778             75,726

Depreciation and Amortization
  Expense (4)                           (25,236)               (14,835)      (10,374)           (15,406)
                                       --------               --------      --------           --------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $114,864               $ 90,337      $ 48,404           $ 60,320
                                       ========               ========      ========           ========


                                                See Footnotes

                                                    -17-









                                     Jack in the Box     Ruth's Chris Steak House        Golden Corral
                                    Corinth, TX (5)(7)          Tampa, FL           Jacksonville, FL (5)(6)
                                    ------------------   ------------------------   -----------------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                             $ 97,922               $175,000                  $171,612

Asset Management Fees (2)                   (5,726)               (12,127)                   (9,471)

General and Administrative
  Expenses (3)                              (6,071)               (10,850)                  (10,640)
                                          --------               --------                  --------

Estimated Cash Available from
  Operations                                86,125                152,023                   151,501

Depreciation and Amortization
  Expense (4)                              (15,771)               (27,123)                  (28,822)
                                          --------               --------                  --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                $ 70,354               $124,900                  $122,679
                                          ========               ========                  ========


                                                See Footnotes

                                                    -18-










                                 Charley's Place       Charley's Place       Darryl's          Darryl's
                             King of Prussia, PA (8)   McLean, VA (8)   Evansville, IN (8)  Hampton, VA (8)
                             -----------------------   ---------------  ------------------  ---------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                       $150,766               $162,731         $153,159           $126,356

Asset Management Fees (2)             (8,593)                (9,269)          (8,724)            (7,198)

General and Administrative
  Expenses (3)                        (9,347)               (10,089)          (9,496)            (7,834)
                                    --------               --------         --------           --------

Estimated Cash Available from
  Operations                         132,826                143,373          134,939            111,324

Depreciation and Amortization
  Expense (4)                        (14,036)               (17,608)         (24,887)           (13,745)
                                    --------               --------         --------           --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company          $118,790               $125,765         $110,052           $ 97,579
                                    ========               ========         ========           ========



                                                See Footnotes

                                                    -19-












                                       Darryl's           Darryl's            Darryl's          Darryl's
                                  Huntsville, AL (8)  Knoxville, TN (8)  Louisville, KY (8)  Mobile, AL (8)
                                  ------------------  -----------------  ------------------  --------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $143,586           $129,324            $155,552          $149,809

Asset Management Fees (2)                (8,179)            (7,367)             (8,865)           (8,534)

General and Administrative
  Expenses (3)                           (8,902)            (8,018)             (9,644)           (9,288)
                                       --------           --------            --------          --------

Estimated Cash Available from
  Operations                            126,505            113,939             137,043           131,987

Depreciation and Amortization
  Expense (4)                           (16,960)           (18,112)            (23,376)          (25,774)
                                       --------           --------            --------          --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $109,545           $ 95,827            $113,667          $106,213
                                       ========           ========            ========          ========



                                                See Footnotes

                                                    -20-












                                       Darryl's             Darryl's          Darryl's          Darryl's
                                  Montgomery, AL (8)   Nashville, TN (8)  Orlando, FL (8)  Pensacola, FL (8)
                                  ------------------   -----------------  ---------------  -----------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $129,228             $124,442         $224,952          $111,040

Asset Management Fees (2)                (7,368)              (7,089)         (12,813)           (6,326)

General and Administrative
  Expenses (3)                           (8,012)              (7,715)         (13,947)           (6,884)
                                       --------             --------         --------          --------

Estimated Cash Available from
  Operations                            113,848              109,638          198,192            97,830

Depreciation and Amortization
  Expense (4)                           (24,326)             (18,809)         (19,739)          (18,536)
                                       --------             --------         --------          --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $ 89,522             $ 90,829         $178,453          $ 79,294
                                       ========             ========         ========          ========



                                                See Footnotes

                                                    -21-












                                  Darryl's            Darryl's           Darryl's            Darryl's
                             Raleigh #1, NC (8)  Raleigh #2, NC (8) Richmond #1, VA (8) Richmond #2, VA (8)
                             ------------------  ------------------ ------------------- -------------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                     $134,014            $184,269            $138,800            $ 95,724

Asset Management Fees (2)           (7,634)            (10,496)             (7,907)             (5,454)

General and Administrative
  Expenses (3)                      (8,309)            (11,425)             (8,606)             (5,935)
                                  --------            --------            --------            --------

Estimated Cash Available from
  Operations                       118,071             162,348             122,287              84,335

Depreciation and Amortization
  Expense (4)                      (12,905)            (18,379)            (19,813)            (16,607)
                                  --------            --------            --------            --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company        $105,166            $143,969            $102,474            $ 67,728
                                  ========            ========            ========            ========


                                                See Footnotes

                                                    -22-











                                      Darryl's          Houlihan's       Houlihan's          Houlihan's
                                  Winston-Salem, NC   Bethel Park, PA   Langhorne, PA   Plymouth Meeting, PA
                                         (8)                (8)              (8)                 (8)
                                  -----------------   ---------------   -------------   --------------------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $124,442          $143,586         $145,980            $208,200

Asset Management Fees (2)                (7,089)           (8,179)          (8,316)            (11,859)

General and Administrative
  Expenses (3)                           (7,715)           (8,902)          (9,051)            (12,908)
                                       --------          --------         --------            --------

Estimated Cash Available from
  Operations                            109,638           126,505          128,613             183,433

Depreciation and Amortization
  Expense (4)                           (20,758)          (15,213)         (16,572)            (23,213)
                                       --------          --------         --------            --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $ 88,880          $111,292         $112,041            $160,220
                                       ========          ========         ========            ========




                                                See Footnotes

                                                    -23-








                                              Total
                                            ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                               $3,811,392

Asset Management Fees (2)                     (218,989)

General and Administrative
  Expenses (3)                                (236,304)
                                            ----------

Estimated Cash Available from
  Operations                                 3,356,099

Depreciation and Amortization
  Expense (4)                                 (516,935)
                                            ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                  $2,839,164
                                            ==========


FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(5) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                      Estimated Final Completion Date
      --------                      -------------------------------

      Corpus Christi Property       November 17, 1997
      Starke Property               September 19, 1997
      Fresno Property               November 26, 1997
      Corinth Property              December 2, 1997
      Jacksonville Property         December 3, 1997

(6) The lessee of the Corpus Christi and Jacksonville Properties is the same unaffiliated lessee.

(7) The lessee of the Fresno and Corinth Properties is the same unaffiliated lessee.

(8) The lessee of the King of Prussia, McLean, Evansville, Hampton, Huntsville, Knoxville, Louisville, Mobile, Montgomery, Nashville, Orlando, Pensacola, Raleigh #1, Raleigh #2, Richmond #1, Richmond #2, Winston-Salem, Bethel Park, Langhorne and Plymouth Meeting Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.     OTHER EVENTS.

                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS


                                                                       Page

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of March 31, 1997           29

   Pro Forma Consolidated Statement of Earnings for the
     quarter ended March 31, 1997                                      30

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1996                                      31

   Notes to Pro Forma Consolidated Financial Statements
     for the quarter ended March 31, 1997 and the year
     ended December 31, 1996                                           32

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1997, including the receipt of $177,015,590 in gross offering proceeds from the sale of 17,701,559 shares of common stock and the application of such proceeds to purchase 123 properties (including 68 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, 11 properties which consist of building only and 43 properties which consist of land only), 17 of which were under construction at March 31, 1997, to provide mortgage financing to the lessees of the 43 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses,
(ii) the receipt of $36,562,502 in gross offering proceeds from the sale of 3,656,251 additional shares of common stock during the period April 1, 1997 through June 12, 1997, and (iii) the application of such funds and $39,734,272 of cash and cash equivalents at March 31, 1997, to purchase 52 additional properties acquired during the period April 1, 1997 through June 12, 1997 (27 of which are under construction and consist of land and building, 23 properties which consist of land and building, one property which consists of land only and one property which consists of building only), to pay additional costs for the 17 properties under construction at March 31, 1997, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1997, includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1997.

      The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for six of the properties that were acquired by the Company during the period January 1, 1996 through June 12, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or
(2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through June 12, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1997


                                                 Pro Forma
            ASSETS               Historical     Adjustments      Pro Forma
                                ------------  ----------------  ------------

Land and buildings on operating
  leases, less accumulated
  depreciation                  $ 82,040,349  $ 55,434,634 (a)  $137,474,983
Net investment in direct
  financing leases (b)            19,816,023    14,836,103 (a)    34,652,126
Cash and cash equivalents         44,132,920   (39,734,272)(a)     4,398,648
Restricted cash                      231,787                         231,787
Receivables                          334,698                         334,698
Mortgage notes receivable         17,803,151                      17,803,151
Organization costs, less
  accumulated amortization            12,682                          12,682
Loan costs, less accumulated
  amortization                        25,599                          25,599
Accrued rental income                606,879                         606,879
Other assets                       2,718,273    (1,927,623)(a)       790,650
                                ------------  ------------      ------------

                                $167,722,361  $ 28,608,842      $196,331,203
                                ============  ============      ============

      LIABILITIES AND
    STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                  $  5,469,649                    $  5,469,649
  Accrued interest payable            13,936                          13,936
  Accrued construction costs
    payable                        4,409,764  $ (4,409,764)(a)            -
  Accounts payable and other
    accrued expenses                  83,986                          83,986
  Due to related parties             733,581                         733,581
  Rents paid in advance              227,391                         227,391
  Deferred rental income             592,125        26,353 (a)       618,478
  Other payables                      13,495                          13,495
                                ------------  ------------      ------------
      Total liabilities           11,543,927    (4,383,411)        7,160,516
                                ------------  ------------      ------------

Minority interest                    287,647                         287,647
                                ------------  ------------      ------------

Stockholders' equity:
  Preferred stock, without
    par value.  Authorized and
    unissued 3,000,000 shares             -                               -
  Excess shares, $.01 par value
    per share.  Authorized and
    unissued 23,000,000 shares            -                               -
  Common stock, $.01 par value
    per share.  Authorized
    20,000,000 shares; issued
    and outstanding 17,721,559
    shares; issued and
    outstanding, as adjusted,
    21,377,810 shares                177,215        36,563 (a)       213,778
  Capital in excess of par
    value                        157,115,036    32,955,690 (a)   190,070,726
  Accumulated distributions in
    excess of net earnings        (1,401,464)                     (1,401,464)
                                ------------  ------------      ------------
                                 155,890,787    32,992,253       188,883,040
                                ------------  ------------      ------------

                                $167,722,361  $ 28,608,842      $196,331,203
                                ============  ============      ============


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         QUARTER ENDED MARCH 31, 1997


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $1,643,074   $    8,188 (1)  $1,651,262
  Earned income from
    direct financing leases (2)          446,711                      446,711
  Interest income from
    mortgage notes receivable            375,357                      375,357
  Other interest and income              474,416       (8,185)(3)     466,231
                                      ----------   ----------      ----------
                                       2,939,558            3       2,939,561
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       255,456                      255,456
  Professional services                   38,463                       38,463
  Asset and mortgage management
    fees to related party                110,516        2,126 (4)     112,642
  State and other taxes                   35,350                       35,350
  Depreciation and amortization          240,038        2,142 (6)     242,180
                                      ----------   ----------      ----------
                                         679,823        4,268         684,091
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           2,259,735       (4,265)      2,255,470

Minority Interest in Income of
  Consolidated Joint Venture              (7,893)                      (7,893)
                                      ----------   ----------      ----------

Net Earnings                          $2,251,842   $   (4,265)     $2,247,577
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $     0.14                   $     0.14
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                     15,630,532                   15,630,532
                                      ==========                   ==========



                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $3,717,886   $   62,167 (1)  $3,780,053
  Earned income from
    direct financing leases (2)          625,492       34,282 (1)     659,774
  Contingent rental income                13,920                       13,920
  Interest income from
    mortgage notes receivable          1,069,349                    1,069,349
  Other interest and income              780,037      (33,667)(3)     746,370
                                      ----------   ----------      ----------
                                       6,206,684       62,782       6,269,466
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       542,564                      542,564
  Professional services                   58,976                       58,976
  Asset and mortgage management
    fees to related party                251,200        7,945 (4)     259,145
  State and other taxes                   56,184        1,218 (5)      57,402
  Depreciation and amortization          521,871        6,852 (6)     528,723
                                      ----------   ----------      ----------
                                       1,430,795       16,015       1,446,810
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           4,775,889       46,767       4,822,656

Minority Interest in Income of
  Consolidated Joint Venture             (29,927)                     (29,927)
                                      ----------   ----------      ----------

Net Earnings                          $4,745,962   $   46,767      $4,792,729
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $     0.59                   $     0.59
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      8,071,670                    8,071,670
                                      ==========                   ==========




                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $36,562,502 from the issuance of 3,656,251 shares of common stock during the period April 1, 1997 through June 12, 1997, the receipt of $26,353 of rental income during construction (capitalized as deferred rental income), and $39,734,272 of cash and cash equivalents used (i) to acquire 52 properties for $63,966,006 of which one property consists of building only, one property consists of land only and 50 properties consist of land and building, (ii) to fund estimated construction costs of $7,141,559 ($4,409,764 of which was accrued as construction costs payable at March 31, 1997) relating to 17 wholly-owned properties under construction at March 31, 1997, (iii) to pay acquisition fees of $1,645,313 and reclassify from other assets $1,927,623 of acquisition fees previously incurred relating to the acquired properties and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $3,570,249, which have been netted against capital in excess of par value.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                                Estimated purchase
                                                 price (including
                                                 construction and
                                                  closing costs)       Acquisition fees
                                                  and additional         allocated to
                                                construction costs         property           Total
                                                ------------------     ----------------    -----------

      Jack in the Box in Oxnard, CA                $ 1,244,340            $   66,661       $ 1,311,001
      Bennigan's in Arvada, CO                       1,907,025               102,162         2,009,187
      Boston Market in Cedar Park, TX                  820,389                43,949           864,338
      Boston Market in Collinsville, IL                786,924                42,157           829,081
      Boston Market in Taylorsville, UT              1,296,749                69,469         1,366,218
      Burger King in Ooltewah, TN                    1,200,786                64,328         1,265,114
      Boston Market in Arvada, CO                    1,140,718                61,110         1,201,828
      Boston Market in Liberty, MO                     755,854                40,492           796,346
      Einstein Bros. Bagels in Dearborn, MI            659,867                35,350           695,217
      Jack in the Box in Enumclaw, WA                  842,431                45,130           887,561
      Shoney's in Guadalupe, AZ                      1,445,517                77,438         1,522,955
      Black-eyed Pea in Scottsdale, AZ                 768,363                41,162           809,525
      Pizza Hut in Dover, OH                           224,378                12,020           236,398
      Jack in the Box in Bacliff, TX                 1,048,420                56,165         1,104,585
      Boston Market in Indianapolis, IN              1,648,988                88,339         1,737,327
      Boston Market in San Antonio, TX                 749,581                40,156           789,737
      Boston Market in Baltimore, MD                 1,366,123                73,185         1,439,308
      Boston Market in Gambrills, MD                 1,253,116                67,131         1,320,247
      Boston Market in Jessup, MD                    1,273,959                68,248         1,342,207
      Boston Market in Lansing, MI                   1,024,386                54,878         1,079,264
      Boston Market in Riverdale, MD                 1,031,598                55,264         1,086,862
      Boston Market in Vacaville, CA                 1,424,970                76,338         1,501,308
      Boston Market in Waldorf, MD                   1,345,516                72,081         1,417,597
      Einstein Bros. Bagels in Springfield, VA         626,546                33,565           660,111
      Golden Corral in Jacksonville, FL              1,581,435                84,721         1,666,156
      Golden Corral in Corpus Christi, TX            1,478,274                79,192         1,557,466
      IHOP in Leesburg, VA                           1,177,929                63,103         1,241,032
      Popeyes in Starke, FL                            572,263                30,657           602,920
      Jack in the Box in Fresno, CA                    838,981                44,945           883,926
      Jack in the Box in Corinth, TX                   954,333                51,125         1,005,458
      Ruth's Chris Steak House in Tampa, FL          2,021,130               108,275         2,129,405
      Golden Corral in Jacksonville, FL              1,578,529                84,564         1,663,093
      Charley's Place in King of Prussia, PA         1,432,248                76,728         1,508,976
      Charley's Place in McLean, VA                  1,544,915                82,763         1,627,678
      Darryl's in Evansville, IN                     1,454,068                77,897         1,531,965
      Darryl's in Hampton, VA                        1,199,696                64,269         1,263,965
      Darryl's in Huntsville, AL                     1,363,221                73,030         1,436,251
      Darryl's in Knoxville, TN                      1,227,859                65,778         1,293,637
      Darryl's in Louisville, KY                     1,477,432                79,148         1,556,580
      Darryl's in Mobile, AL                         1,422,271                76,193         1,498,464
      Darryl's in Montgomery, AL                     1,227,992                65,785         1,293,777
      Darryl's in Nashville, TN                      1,181,527                63,296         1,244,823
      Darryl's in Orlando, FL                        2,135,420               114,398         2,249,818
      Darryl's in Pensacola, FL                      1,054,342                56,483         1,110,825
      Darryl's in Raleigh #1, NC                     1,272,374                68,163         1,340,537
      Darryl's in Raleigh #2, NC                     1,749,321                93,714         1,843,035
      Darryl's in Richmond #1, VA                    1,317,797                70,596         1,388,393
      Darryl's in Richmond #2, VA                      908,986                48,696           957,682
      Darryl's in Winston-Salem, NC                  1,181,527                63,296         1,244,823
      Houlihan's in Bethel Park, PA                  1,363,221                73,030         1,436,251
      Houlihan's in Langhorne, PA                    1,385,933                74,246         1,460,179
      Houlihan's in Plymouth Meeting, PA             1,976,438               105,881         2,082,319
      17 wholly owned properties under
        construction at March 31, 1997               2,731,795               146,186         2,877,981
                                                   -----------           -----------       -----------

                                                   $66,697,801           $ 3,572,936       $70,270,737
                                                   ===========           ===========       ===========

      Adjustment classified as follows:
          Land and buildings on operating leases                                           $55,434,634
          Net investment in direct financing leases                                         14,836,103
                                                                                           -----------

                                                                                           $70,270,737
                                                                                           ===========

                                     -33-







                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for six of the properties acquired during the period January 1, 1996 through June 12, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of
      (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the six Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Mr. Fable's in Grand
              Rapids, MI                     March 1996      January 1996
            Denny's in McKinney, TX           June 1996       January 1996
            Boston Market in Merced, CA     October 1996       July 1996
            Boston Market in
              St. Joseph, MO                December 1996      June 1996
            Burger King in Kent, OH         February 1997    December 1996
            Golden Corral in
              Hopkinsville, KY              February 1997     October 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Statement of Earnings - Continued:

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1997 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1997 and the year ended December 31, 1996.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1997 and the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $2,126,000 and $4,762,000 for the Pro Forma Properties for the quarter ended March 31, 1997 and the year ended December 31, 1996, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1997 and the year ended December 31, 1996.

ITEM 8.     CHANGE IN FISCAL YEAR.

                  Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  June 24, 1997               By:   /s/ Robert A. Bourne
                                          ---------------------------
                                          ROBERT A. BOURNE, President